SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   -----------------------------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   Date of Report (Date of Event Reported):
                                April 27, 2001

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                                TELIGENT, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
        (State or other jurisdiction of incorporation or organization)



       000-23387                                         54-18665620
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

                              8065 Leesburg Pike
                                   Suite 400
                            Vienna, Virginia 22182
                   (Address of principal executive offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (703) 762-5100

Item 5.  Other Events

On April 27, 2001, Tetsuro Mikami resigned his seat on the Teligent, Inc. (the "Company") Board of Directors. Pursuant to the terms of the Company's certificate of incorporation, Nippon Telegraph and Telephone Corporation ("NTT") is entitled to elect a director to replace Mr. Mikami. As of May 4, 2001, NTT has not elected a director to fill the vacancy on the Company's Board of Directors.

On April 30, 2001, Yoav Krill was appointed as the Company's Chief Executive Officer and on May 1, 2001 he was elected to the Company's Board of Directors.

On May 2, 2001, Michael Levitt resigned his seat on the Company's Board of Directors. Pursuant to the Company's certificate of designation, Hicks, Muse, Tate & Furst Incorporated and its affiliates ("Hicks, Muse") are entitled to elect a director to replace Mr. Levitt. As of May 4, 2001, Hicks, Muse has not elected a director to fill the vacancy on the Company's Board of Directors. On the same date, Steven F. Bell and Peter T. Garahan resigned their positions with the Company. Mr. Bell was the Company's Senior Vice President of Human Resources and Mr. Garahan was the Company's Vice-Chairman and Chief Financial Officer.

On May 2, 2001, the Company announced that it requested a hearing before a Nasdaq Listing Qualifications Panel to ask for continued listing of the Company's Class A common stock on the Nasdaq National Market and that it had received a Nasdaq Staff Determination letter on April 25, 2001, indicating that the Company failed to maintain a minimum bid price of $5.00 per share over the previous 30 consecutive trading days, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

99.1     Press release, dated May 2, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELIGENT, INC.


Dated:   May 4, 2001                        By: /s/ Stuart H. Kupinsky
                                                ----------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: Vice President for Law
                                                   and Business Affiars

                                 EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

99.1                    Press release, dated May 2, 2001.

                                                                  EXHIBIT 99.1


CONTACTS:                          FOR IMMEDIATE RELEASE

Media                                           Investors
TITA THOMPSON                                   KERRY WATTERSON
Voice: 703.288.5775                             Voice: 703.762.5458
tita.thompson@teligent.com                      kerry.watterson@teligent.com


                     TELIGENT REQUESTS HEARING WITH NASDAQ

VIENNA, VA., MAY 2, 2001 - Teligent, Inc. (NASDAQ: TGNT), a global leader in broadband communications, today announced that it has requested a hearing before a Nasdaq Listing Qualifications Panel to ask for continued listing of the company's stock on the Nasdaq National Market. The request follows Teligent's receipt of a Nasdaq Staff Determination on April 25, 2001, indicating that Teligent failed to maintain a minimum bid price of $5.00 per share over the previous 30 consecutive trading days as required for continued listing pursuant to Marketplace Rule 4450(b)(4), and that its securities are, therefore, subject to delisting from the Nasdaq National Market. There can be no assurance the Panel will grant the hearing or the request for continued listing.

                                ABOUT TELIGENT

Based in Vienna, Virginia, Teligent, Inc. is a global leader in broadband communications offering business customers local, long distance, high-speed data and dedicated Internet services over its digital SmartWave(TM) local networks in major markets throughout the United States. The company is working with international partners to extend its reach into Europe, Asia and Latin America. Teligent's offerings of regulated services are subject to all applicable regulatory and tariff approvals.

For more information, visit the Teligent website at: www.teligent.com

Teligent is a registered trademark of Teligent, Inc. SmartWave is an exclusive trademark of Teligent, Inc.

Except for any historical information, the matters discussed in this press release contain forward-looking statements that reflect the company's current views regarding future events. These forward-looking statements involve risks and uncertainties that could affect the company's growth, operations, markets, products and services. The company cannot be sure that any of its expectations will be realized. Factors that may cause actual results, performance or achievement to differ materially from those contemplated by its forward looking statements include, without limitation: 1) The success of the company in obtaining additional financing to pursue its business plan; 2) The ability of the company to comply with financial and other covenants in its debt instruments and to meet its existing debt service obligations; 3) The ability of the company to maintain the listing of its shares on the Nasdaq National Market or another principal trading exchange or market; 4) The volatility of the market, including changes in the valuations of other telecommunications and fixed wireless telecommunications companies; 5) The company's ability to successfully implement its new on-net strategy; 6) The timely supply of telecommunications equipment critical for the services the company provides;
7) The company's pace of entry into new domestic and international market areas and the ability to secure building access; 8) The company's success in obtaining spectrum licenses in international markets and its ability to negotiate definitive agreements with its international joint venture partners;
9) The ability of the company to hire or retain qualified personnel to operate its business; 10) The impact of changes in telecommunication laws and regulations; 11) The success the company has in gaining regulatory approval for its products and services, when required; 12) The ability of the company to adjust to rapid changes in technology and to prevent misappropriation of its technology; 13) The intensity of competition in the markets in which the company provides service and its ability to attract and retain a sufficient number of revenue-generating customers in such markets; 14) General economic conditions and the condition of the financial markets, particularly within the communications and technology sectors which have historically been more volatile than the markets; and 15) Other factors discussed in the company's filings with the Securities and Exchange Commission.

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